EXHIBIT 23.2

                            CONSENT OF STEELE & CO.





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[STEELE & CO. LETTERHEAD]




                       CONSENT OF INDEPENDENT ACCOUNTANTS



Praxis Pharmaceuticals Inc.



We consent to the incorporation by reference in this Registration Statement on Form S-8 of Praxis Pharmaceuticals Inc. of our independent auditors' report dated August 27, 2002 appearing in the Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002.




Vancouver, Canada                                     /s/ STEELE & CO.
March 31, 2004                                        CHARTERED ACCOUNTANTS